DMLP

Dorchester Minerals, LP

Investor Presentation

May 15, 2024

Forward-Looking Statements

Portions of this presentation may constitute, and our officers and representatives from time to time may make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "future", "likely", "may", "should", "will," "continue" or similar words, and the absence of such words does not mean that the statements are not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on (and these statements may discuss) our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections of results of operations or of financial condition, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership's properties, changes in economic and industry conditions (including inflation) and changes in regulatory requirements (including changes in environmental requirements and economic sanctions) and the Partnership's consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or circumstances, or otherwise.


SIMPLE REVENUE STRUCTURE OF ROYALTY TRUSTS
REVENUE FROM PRODUCTION
DIVIDENDS
*ALL FIGURES IN $MM.

*Feb 1984

OUTLINE

Investment Highlights

DMLP
Dorchester Minerals, LP

Assets

- Long-life Resource Base
- Exposure to Multiple Basins
- History of Upward Reserve Revision
- Asset Base Includes Undeveloped, Perpetual Minerals
- Optionality with Unleased Mineral Position

High-Quality Resources with Demonstrated History of Organic Growth

Structure

- Formulaic Distribution
- Unlevered and Unhedged
- Depletion Deduction
- Fixed LP/GP Split
- Single Class of LP units
- Non-Taxable Exchanges
- No UBTI

Efficient and Transparent Return of Cash Flow to our Partners

Management

- Sustainable Cost Structure
- Non-Dilutive Equity Compensation
- Alignment with Unitholders
- Assertive Revenue Recovery
- Pursuing Accretive Acquisition Opportunities
- Pragmatic Approach to Minerals Management

Active Portfolio Management to Enhance Value from Partnership's Assets

DMLP
Dorchester Minerals, LP

Observations & Trends

Oil and Gas Industry

- Consolidation among operators increases capital efficiency and economies of scale
- Operators focused on returning capital to shareholders → more modest production growth targets
- Low natural gas prices have limited activity in dry gas basins, but not associated gas
- Inventory of remaining core drilling locations is a concern in some plays

Minerals & Royalties

- Operator consolidation does not directly benefit mineral owners in the short-term
- Mineral ownership is still highly fragmented → opportunity for aggregators
- Competitive environment for acquisitions → private equity, family offices and public peers
- Hedging strategies support base distributions, but also limit upside exposure
- Many peers have elected to be taxed as corporations → no K-1, easier access to capital

Dorchester Minerals

- Organic growth on legacy properties continues to suppress natural declines
- Opportunistic NPI participation captures upside, but no long-term commitments
- Pursuing accretive M&A opportunities → three acquisitions closed in 2023, one in Q1 2024
- Remaining unhedged gives unitholders direct exposure to commodity prices
- Maintain partnership structure for tax-efficient return of capital to unitholders → no double taxation

Royalty Peer Comparison

DMLP
Dorchester Minerals, LP

5 Year Total Shareholder Returns (2019 – 2023)


Index
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
DMLP
BSM
VNOM
KRP
STR
PHX
WTI Spot Price

Note: Comparison of DMLP total shareholder return to mineral and royalty pure play peers and West Texas Intermediate (WTI) oil spot price returns. Returns calculated assuming distributions/dividends reinvested on payment date. STR includes history of predecessor.

2023 Calendar Year Distributions

Cumulative LP Distributions(1)

$1.3 Billion

2023 LP Distributions

$3.40 /unit

Annualized Cash Distribution Yield(2)

9.6%

LP Distribution History ($/unit)(3)



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Royalties
NPI
Other Revenue

Revenue by Product



9%
14%
77%
Oil
Gas
NGL

Revenue by Source



2%
26%
72%
Royalties
NPI
Other

Realized Commodity Prices(4)



Gas Price ($/mcf)
Oil Price ($/bbl)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$100
$80
$60
$40
$20
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Gas Price
Oil Price

(1) From inception through Q1 2024. (2) Based on LP Distribution for the quarter ended Q1 2024 and the unit closing price on May 10, 2024. (3) The Royalties distribution $/unit represents royalty revenue receipts, net of ad valorem taxes and general and administrative expenses attributable to the royalty properties. (4) Oil and Gas prices represent realized prices from royalty properties. Oil prices include NGLs. NGLs include all plant products.

Minerals NPI

DMLP
Dorchester Minerals, LP

Trailing 12 Months NPI Payments
$23.4 Million

Trailing 12 Months NPI Payments
$0.60 /unit

Outstanding Capital Commitments
$4.0 Million



Net Operating Income by Interest Type (Cash Basis by Calendar Year)
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
2019
54%
46%
2020
51%
49%
2021
44%
56%
2022
31%
69%
2023
17%
83%
Participation
Non-Consent



Net Revenue by Basin
Bakken 38%
Permian 60%
Fayetteville 1%
Other 1%

	Trailing 12 Months	Trailing 3 Months
Revenue	$46.6 MM	$12.8 MM
Expense (LOE, Taxes, etc)	($16.3 MM)	($4.8 MM)
Net Operating Income	$30.3 MM	$8.0 MM
NPI Payment to DMLP	$23.4 MM	$6.7 MM
Operating Margin	65%	63%



Net Revenue by Product
Oil 88%
Gas 4%
NGL 8%

Note: NPI Payment amounts represent DMLP's 96.97% share of NPI cash basis activity for the Trailing 12 Months ended March 31, 2024. Outstanding Capital Commitments are as of March 31, 2024. Table reflects cash basis activity for the Trailing 12 and 3 Months ended March 31, 2024. Charts reflect cash basis activity for the Trailing 12 Months ended March 31, 2024, unless otherwise noted.

DMLP
Dorchester Minerals, LP

Total Production

2019 – 2023 Oil Production

+15%

2019 – 2023 Gas Production

+25%

2019 – 2023 NGL Production

+154%



Total Production
100,000
10,000
1,000
100
2019
2020
2021
2022
2023
2024
Gas Rate (Mcfd)
Oil Rate (boed)
NGL Rate (boed)



Daily Gas Rate (Mcfd)
25,000
20,000
15,000
10,000
5,000
0
2019
2020
2021
2022
2023
2024



Daily Oil Rate (boed)
6,000
5,000
4,000
3,000
2,000
1,000
0
2019
2020
2021
2022
2023
2024

Core Midland Basin | Delaware | Bakken | Barnett Shale | Fayetteville Shale | Miscellaneous | Mid-Continent | S. Texas/Gulf Coast | Legacy Permian

Note: Production graphs are limited to "in pay" volumes and exclude divested operations. Volumes attributable to NPI are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

Royalty and NPI Production

DMLP
Dorchester Minerals, LP

Royalty Production

- Oil volumes sustained by Bakken and Midland Basin development
- Gas volumes supported by associated gas in Bakken and Permian



100,000
10,000
1,000
100
2019
2020
2021
2022
2023
2024

NPI Production

- Increase in oil volumes attributable to Bakken participation
- Baseline production supported by after-payout WI in Midland Basin



100,000
10,000
1,000
100
2019
2020
2021
2022
2023
2024

Gas Rate (Mcfd) Oil Rate (boed) NGL Rate (boed)

Note: Production graphs are limited to "in pay" volumes and exclude divested operations. Volumes attributable to NPI are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

2023 Reserves

DMLP
Dorchester Minerals, LP

2023 PDP Reserve Revisions (MMBoe)



13.9 MMBoe
0.5
1.4
2023 Acquisitions
2023 Revisions
2023 Pro Forma
15.5 MMBoe
12.0 MMBoe
12.0 MMBoe
2023 Production 3.5 MMBoe
Replaced 54% of 2023 Production
12/31/2022 Reserves
12/31/2023 Pro-Forma
12/31/2023 Reserves

Historical PDP Reserves (MMBoe)



1/31/2003
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
Pro-Forma Base
Revisions & Acq/Divest

Royalty-NPI Split



18%
82%
Royalty
NPI

Reserve Reconciliation by Product

	Oil (Mboe)	Natural Gas (Bcf)
Year-End 2022	8,920	39.2
2023 Production	(2,259)	(7.4)
Acquisitions	374	0.7
Revisions	1,283	0.9
Year-End 2023	8,318	33.4
YOY Change	(7%)	(15%)

Reserves by Basin



10%
31%
8%
26%
6%
4%
6%
3%
3%
3%
Bakken
Midland
Delaware
Legacy Permian
Fayetteville
South TX/GC
Mid-Con
Barnett
Rockies
Other

Note: Gas-Oil equivalency of 6:1 is used throughout this presentation. Oil reserves include NGLs as reported in 2023 10-K. Acquisition reserves presented at closing dates. Reserves are comprised of 47% Oil, 13% NGL, & 40% Gas.

Mineral Portfolio Overview



Bakken/Three Forks (ND)

10,200 nma

- Core area with remaining development potential
- Significant unleased mineral position
- Significant contributor to NPI revenue

Permian (TX & NM)

85,600 nma

- Midland Basin – Large acreage spread across basin with mix of high net interests, blocks of contiguous acreage and unleased minerals
- Delaware Basin – Ongoing development of prolific units and large net acreage position in highly prospective areas
- Legacy Permian – Exposure to long-life, low decline EOR and conventional CBP units

Mature or Undeveloped Areas	
Non-Bakken Rockies	171,000 nma
Non-Permian Texas	77,000 nma
Southeast	46,000 nma
Mid-Continent	38,000 nma
Appalachia	25,000 nma
Other	7,000 nma

Note: Net Mineral Acre (NMA) counts are limited to mineral interests and exclude ORRIs and NPRIs.

DMLP
Dorchester Minerals, LP

Recent Acquisition Activity


DMLP
DMLP/Acquisition
Acquisition (New)

Recent Acquisitions

- Four mineral and royalty acquisitions closed in the last 12 months.
- 3,700 Net Royalty Acres located in 14 counties in 4 states
- Total of 1.71 million units issued to contributors

DJ Basin (CO)

- 1,485 Net Royalty Acres
- Core Areas: Adams & Weld County

Delaware & Haynesville (TX & NM)

- 900 Net Royalty Acres
- Core Areas: Loving & Reeves County with additional interests in the Haynesville and the Permian

Eagle Ford (TX)

- 1,284 Net Royalty Acres
- Core Areas: Karnes, De Witt, and Gonzales County

Bakken/Three Forks

Net Mineral Acres 10,200 (83,300 gross)

2023 Exit Rate 1,447 boed

New Well Adds 103

Daily Production (boed)



2,500
2,000
1,500
1,000
500
0
2019
2020
2021
2022
2023
2024
First Pay 2022 & 2023 Participation Elections
Non-Consent
Royalty
Participation

New Well Activity



150
100
50
0
2019
2020
2021
2022
2023
Royalty
NPI

2023 Production Mix



5%
25%
70%
Oil
Gas
NGL



DIVIDE
BURKE
WARD
WILLIAMS
MOUNTRAIL
MCKENZIE
MCLEAN
DUNN
GOLDEN VALLEY
BILLINGS
STARK
SLOPE
HETTINGER

Note: Production graph limited to "in pay" volumes from six core counties including Burke, Divide, Dunn, McKenzie, Mountrail, and Williams. Well count includes both DMLP and DMO newly drilled wells put in pay status but excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts. Map represents sections where DMLP owns an interest, not specific tracts.

Permian Basin

DMLP
Dorchester Minerals, LP



Central Basin Platform
Midland Basin
Delaware Basin
ROOSEVELT
HOCKLEY
LUBBOCK
CROSBY
DICKENS
YOAKUM
TERRY
LYNN
GARZA
KENT
LEA
GAINES
DAWSON
BORDEN
SCURRY
EDDY
ANDREWS
MARTIN
HOWARD
MITCHELL
LOVING
WINKLER
ECTOR
MIDLAND
GLASSCOCK
STERLING
COKE
TOM GREEN
CULBERSON
WARD
CRANE
UPTON
REAGAN
IRION
REEVES
SCHLEICHER
JEFF DAVIS
PECOS
CROCKETT
TERRELL
SUTTON
BREWSTER

DMLP
Dorchester Minerals, LP

Midland Basin

Net Mineral Acres
17,500
(268,000 gross)

2023 Exit Rate
3,111 boed

New Well Adds
294

Daily Production (boed)


4,000
3,000
2,000
1,000
0
2019
2020
2021
2022
2023
2024
Royalty
NPI

New Well Activity


400
300
200
100
0
2019
2020
2021
2022
2023
Royalty
NPI

2023 Production Mix


10%
33%
57%
Oil
Gas
NGL


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN
Reagan County
• Leased 243 net acres for $30,000/acre
• Amended 243 net acres for $18,750/acre

Note: Production graph limited to "in pay" volumes from six counties on map including Martin, Howard, Midland, Glasscock, Upton, and Regan. Well count includes both DMLP and DMO newly drilled wells put in pay status but excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts.

DMLP
Dorchester Minerals, LP

Delaware Basin

Net Mineral Acres	2023 Exit Rate	New Well Adds
2,300 (31,900 gross)	494 boed	33

Daily Production (boed)



800
600
400
200
0
2019
2020
2021
2022
2023
2024
Royalty
NPI

New Well Activity



50
40
30
20
10
0
2019
2020
2021
2022
2023
Royalty
NPI

2023 Production Mix



6%
27%
67%
Oil
Gas
NGL



EDDY
LEA
LOVING
WINKLER
WARD
REEVES
PECOS
Silvertip Prospect
• 28 wells drilled or completed in 2023
• 16 active permits on acreage
Winkler County Prospect
• 7 wells drilled or completed in 2023
• None currently in pay

Note: Acreage count reflects all of Loving and Reeves Counties, selected tracts in Lea, Ward, and Winkler Counties. Net acreage includes multiple interest types. Well count includes both DMLP and DMO newly drilled wells put in pay status but excludes acquired producing wells. Wells with ownership consisting of both a royalty interest and a net profits interest are included in both well counts.



Appendix

Royalty Oil Production



Oil Production by Vintage
10,000
1,000
100
1/1/2018
1/1/2019
1/1/2020
1/1/2021
1/1/2022
1/1/2023
1/1/2024
Pre-2019 Wells
Pre-2020 Wells
Pre-2021 Wells
Pre-2022 Wells
Pre-2023 Wells
Pre-2024 Wells

Projected Decline Rates at 12/31/2024

Pre-2019 Wells	8.4%	Pre-2020 Wells	9.7%	Pre-2021 Wells	12.3%
Pre-2022 Wells	16.5%	Pre-2023 Wells	25.1%	Pre-2024 Wells	30.3%

Note: Projections represent internal estimates from aggregate volumes and are not to be used for guidance.

Management Ownership

Alignment of GP and LP Interests

- GP has no incentive distribution rights – fixed sharing ratio
- Management's LP interest exceeds its GP interest
- Not incentivized to make dilutive transactions


2023 LP & GP Distributions $137.0 MM
4.0 %
9.4 %
86.6 %
Mgmt GP
$5.5 MM
Mgmt LP
$12.9 MM
Mgmt LP is 2.3X Mgmt GP
Other LP
$118.6 MM

Note: Mgmt LP interest includes LP units owned by officers, managers, and their immediate families. Full-year 2023 calculation based on units owned at 12/31/2023. Total distributions include DMOLP's 3.03% retainment in the Net Profits Interest.

Historical Reserve Revisions

DMLP
Dorchester Minerals, LP

Reserve Revision History

- Cumulative Reserve Revisions have exceeded 100% of Current Reserves
- Production and divestitures have exceeded initial reserves by 30.7 MMBoe



Equivalent Reserves (MMBoe)
20
15
10
5
0
(5)
(10)
(15)
(20)
(25)
(30)
(35)
Initial Reserves
15.7 MMBoe
2003 – 2022
Production &
Divestitures
(46.4 MMBoe)
(30.7 MMBoe)
Total Reserves
13.9 MMBoe
Total Revisions &
Acquisitions
44.6 MMBoe
01/31/2003
Reserves
12/31/2023
Pro-Forma
12/31/2023
Reserves

DMLP
Dorchester Minerals, LP

Non-Consent/Non-Participation

Each State has unique laws governing the treatment of unleased mineral owners.

Texas

Unleased mineral owner backs in for full working interest after operator recovers 100% of costs.



NRI
100%
50%
0%
0%
50%
100%
150%
200%
250%
300%
% Costs Recovered by Operator
100% WI
100% NRI
to DMOLP

North Dakota

Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs.



NRI
100%
50%
0%
0%
50%
100%
150%
200%
250%
300%
% Costs Recovered by Operator
100% WI
84% NRI to
DMOLP
16% NRI
to DMLP

Note: All NRI figures based on 8/8ths interest in hypothetical wells and must be proportionately reduced by DMOs ownership in actual wells

DMLP
Dorchester Minerals, LP

Royalty Cash Receipts

Cash Receipts Timeline

- Cash receipts extend over multiple months due to adjustments, suspense releases, etc.
- Prices can change dramatically between production and payment of distribution
- Example of a typical cash receipt cycle:



Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag

Net Royalty Acres?

Complex mineral ownership is not well represented by Net Royalty Acres

- Royalty rates and lease status vary by depth
- Royalty rates vary by contract
- Single section example from Upton Co.



Spraberry
Floating NPRI burdening 1/8th Lease
Mineral Interest Leased @ 3/16th
Wolfcamp
Floating NPRI burdening 1/4th Lease
Floating NPRI burdening 1/5th Lease
Unleased Mineral Interest 8/8th WI APO

DMLP

Dorchester Minerals, LP

NASDAQ | DMLP

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